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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                             FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) September 19th, 2002

                        ADATOM.COM INC.
     (Exact name of registrant as specified in its charter)


DELAWARE                        000-22967           43-17719999
(State or other jurisdiction
of incorporation)              (Commission File      (IRS Employer
                                   Number)         Identification No.)


        6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M 3W2
            (Address of principal executive offices)

Registrants telephone number, including area code (416) 918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

         None

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

NAME CHANGE:  On September 19th, 2002 a majority of the
shareholders of the company            voted to change the
company's name to FIRST CANADIAN AMERCIAN HOLDINGS CORP.
Management felt that this new name better reflects the company's present plans. The name change will be effective immediately as the per the Board of Directors resolution.

DOMICILE CHANGE: On September 19th, 2002 a majority of the shareholders of the company voted to move the company's domicile from Delaware to Ontario, Canada. Management feels that the move better reflects the company's future plans. The change is effective September 19th, 2002 along with a change of name of the company to FIRST CANADIAN AMERCIAN HOLDINGS CORP., The domicile change is effective immediately as per the Board of Directors resolution authorizing same.

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related
Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol ADTM. Note: The Company will be asking the NASD for a new symbol to better reflect its name change.

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                           SIGNATURES


       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.


                                     ADATOM.COM, INC.



  Date:             September 19th, 2002
  By:  /S/ Sandy Winick
           Sandy Winick
      President and Secretary and Director